EXHIBIT 1.4

                         [FORM OF PREFERRED SECURITIES
                            UNDERWRITING AGREEMENT]

                                 $___________

                              THE AES CORPORATION

                          ______ Preferred Securities
                          AES Trust [-] Guaranteed by
                              __________________


                            UNDERWRITING AGREEMENT


                                                   _______, 199_




Dear Sirs:

               AES Trust [__] (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.), proposes to issue and sell ____________ shares of its ___% preferred trust securities (the "Firm Securities") to the several underwriters named in
Schedule I hereto (the "Underwriters").   The Trust also proposes to issue and
sell to the several Underwriters not more than _______ additional shares of its ___% preferred trust securities (the "Additional Securities") if requested
by the Underwriters as provided in Section 2 hereof.   The Firm Securities and
the Additional Securities are herein collectively called the "Securities".
The Securities will be guaranteed by The AES Corporation, a Delaware corporation (the "Company") to the extent set forth in the Prospectus (as defined herein).

               It is understood that substantially contemporaneously with the offering and sale of the Firm Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and the Company shall take all necessary action to adopt an Amended and Restated Declaration of Trust in substantially the form of the Form of Amended and Restated Declaration of Trust attached as Exhibit 4.9 to the Registration Statement referred to below, (as so amended and restated, the "Declaration") pursuant to which the Trust shall (x) issue and sell the Securities to the Underwriters pursuant hereto and (y) issue [_] shares of its [___]% common securities [(and up to an additional [_] shares of such securities in connection with the issuance and sale of the Additional Securities)] (the "Common Securities" and, together with the Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in such Declaration, (ii) the Company and The Bank of New York, as Trustee, shall enter into an Indenture in substantially the form of the Form of the Junior Subordinated Debt Indenture attached as Exhibit 4.4 to the Registration Statement referred to below (as supplemented by the Supplemental Indenture substantially in the form attached as Exhibit 4.11 to the Registration Statement referred to below, the "Indenture") providing for the issuance of $[____________] in aggregate principal amount of the Company's Junior Subordinated Debentures, Series [_], due 20[__] (the "Debentures"), (iii) the Company shall deposit such Debentures in the Trust in conjunction with the consummation of the sale of the Securities to the Underwriters contemplated hereby and (iv) the Company and _________________________, as Guarantee Trustee, shall enter into a Guarantee Agreement in substantially the form of the Form of Guarantee with respect to Securities attached as Exhibit 4.13 of the Registration Statement referred to below (the "Guarantee") for the benefit of holders from time to time of the Securities.

                 1. Registration Statement and Prospectus. The Trust and the Company have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Securities Act"), a registration statement on Form S-3, including a prospectus, relating to, among other things, certain preferred securities of AES Trust I and II, certain junior subordinated debt and guarantees of preferred securities of AES Trust I and II (collectively, the "Shelf Securities"). The Trust and the Company also have filed with, or propose to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Base Registration Statement" and any registration statement filed pursuant to Rule 462(b) under the Securities Act relating to the Securities is herein referred to as the "Additional Registration Statement", and, together with the Base Registration Statement, the "Registration Statement". The related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

                 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell and each Underwriter agrees, severally and not jointly, to purchase from the Trust at a price per share of $_____ (the "Purchase Price"), the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto.

               On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust agrees to issue and sell the Additional Securities and the Underwriters shall have the right to purchase, severally and not jointly, up to _______ Additional
Securities from the Trust at the Purchase Price.   Additional Securities may
be purchased solely for the purpose of covering over-allotments made in
connection with the offering of the Firm Securities.   The Underwriters may
exercise their right to purchase Additional Securities in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Securities to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been
given.   If any Additional Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust the number of Additional Securities (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Securities to be purchased from the Trust as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Securities.

               In view of the fact that the proceeds of the sale of the Securities will be used to purchase Debentures, the Company agrees to pay as compensation ("Underwriter's Compensation") for the Underwriters' arranging the investment therein of such proceeds an amount in immediately available
funds of $        per Security purchased hereunder.

               [The Trust and the Company hereby agree not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any preferred trust securities or any securities convertible into or exercisable or exchangeable for such preferred trust securities or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such preferred trust securities, except to the Underwriters pursuant to this Agreement, for a period of ___ days after the date of the Prospectus without the prior written consent of ____________________________.]

                 3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

                 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Securities and payment of the related Underwriters' Compensation shall be made at 10:00 A.M., New York City time, on ______, 199_, or at such other time or such other date as the Underwriters and the Company may agree upon in writing. The time and date of such payment are referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

               Delivery to the Underwriters of and payment for any Additional Securities to be purchased by the Underwriters and payment of the related Underwriters' Compensation shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date").
  Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Securities may be varied by agreement between you and the Company.

               Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Securities shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer in immediately available funds to the account specified by the Company to the Underwriters (no later than noon the Business Day prior to the Closing Date or the applicable Option Closing Date, as the case may be) at the office of Davis Polk & Wardwell, counsel to the Company.

                 5.  Agreements of the Company.  The Company agrees with you:

                 (a) To file the Prospectus in a form approved by you with the Commission within the time periods specified by Rule 424; and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Underwriters may reasonably request;

                 (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement has been filed or becomes effective,
         (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (c) To furnish to you three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits thereto and documents incorporated by reference therein, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits thereto and documents incorporated by reference therein, as you may reasonably request.

                 (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective.

                 (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                 (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                 (g) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                 (h) To mail and make generally available to its securityholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Securities Act, and to advise you in writing when such statement has been so made available.

                 (i) During the period of five years after the date of this Agreement, or for such shorter period if the Securities no longer remain outstanding, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if required by Regulation S-X), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if required by Regulation S-X) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                 (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the securityholders of the Company or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                 (k) To pay all costs, expenses, fees and taxes incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses incident to
         (i) the preparation, issuance, and delivery of the certificates for the Securities, including any expenses of the Trustee, (ii) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (iii) the printing and delivery of the Prospectus and any Preliminary Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iv) the printing and delivery of this Agreement, the Indenture, Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (vi) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold and (viii) the rating of the Securities including, without limitation, fees payable to rating agencies in connection therewith.

                 (l) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

                 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                 (a) The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the
         Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                 (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (c) The Company and each of its subsidiaries and each of its affiliates which meets the criteria in the definition of "significant subsidiary" pursuant to Rule 1-02(w) of Regulation S-X under the Securities Act (each, a "Principal Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Principal Subsidiaries, taken as a whole.

                 (d) Except as set forth in the Registration Statement or on Annex I hereto, all of the outstanding shares of capital stock of, or other ownership interests in, the Principal Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company or one of the Principal Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                 (e) As of the Closing Date, the Trust Securities will have been duly authorized by the Declaration and (x) when the Securities are issued in accordance with the terms of this Agreement and delivered to and paid for by the Underwriters and (y) the Common Securities are issued against payment therefor as provided in the Declaration, such Trust Securities will be duly and validly issued and (subject to the terms of the Declaration) will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights. Holders of Trust Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation
         Law of the State of Delaware.

                 (f) As of the Closing Date, the Declaration will have been duly authorized, executed and delivered by the Company and the Trustees and will be a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for Federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Registration Statement and Prospectus, and is not required to be authorized to do business in any other jurisdiction.

                 (h) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability; the Debentures have been duly authorized and when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment therefore as provided in the Prospectus will be entitled to the benefits of the Indenture and the Indenture and the Debentures will conform in all respects to statements relating thereto contained in the Registration Statement and the Prospectus.

                 (i) The Guarantee has been duly qualified under the Trust Indenture Act of 1939, as amended, and, as of the Closing Date, assuming due authorization, execution and delivery by the Company thereunder, of the Guarantee, the Guarantee will be a valid and binding agreement of the Company, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 (j) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company (except as rights to indemnity and contribution hereunder may be limited by applicable law).

                 (k) The Securities conform as to legal matters to the description thereof contained in the Registration Statement and the Prospectus.

                 (l) The Company is not in violation of its Restated Certificate of Incorporation or its By-laws and neither the Trust nor the Principal Subsidiaries are in violation of, as applicable, their respective Declaration, charter or, except for any such violations which would not have a material adverse effect on the Trust, the Company and its subsidiaries taken as a whole, their by-laws, nor is the Trust, the Company or any of the Principal Subsidiaries, except as set forth in the Registration Statement, in default in, as applicable, the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Trust, the Company or any of the Principal Subsidiaries is a party or by which the Trust, the Company or any of the Principal Subsidiaries or their respective property is bound except for any such defaults which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Principal Subsidiaries, taken as a whole.

                 (m) The execution, delivery and performance of this Agreement, the Indenture, the Debentures, the Guarantee, the Declaration and the Securities and the compliance by the Trust and the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Declaration, charter or by-laws, as applicable, or any agreement, indenture or other instrument to which the Trust, the Company or any of the Principal Subsidiaries is a party or by which the Trust, the Company or any of the Principal Subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Trust, the Company, any of the Principal Subsidiaries or their respective property (except state securities or Blue Sky laws).

                 (n) Except as set forth in the Registration Statement, there are no material legal or governmental proceedings pending to which the Trust, the Company or any of the Principal Subsidiaries is a party or to which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                 (o) Except as set forth in the Registration Statement, neither the Company nor any of the Principal Subsidiaries has violated any U.S. federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable U.S. federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case could result in any material adverse change in the business, financial condition or results of operations of the Company and the Principal Subsidiaries, taken as a whole.

                 (p) Except as set forth in the Registration Statement, the Company and each of the Principal Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions which are required to be described in the Registration Statement except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of the Principal Subsidiaries is a party are valid and binding and no default by the Company or any such Principal Subsidiary, or, to the best of the Company's knowledge, by any other party to any such leases, has occurred or is continuing thereunder, which could result in any material adverse change in the business, financial condition or results of operations of the Trust, the Company and the Principal Subsidiaries taken as a whole, and the Company and the Principal Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Principal Subsidiary.

                 (q) Deloitte & Touche are independent public accountants with respect to the Company as required by the Securities Act.

                 (r) The financial statements, together with related schedules and Notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and statements of cash flow of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates and for the respective periods to which they apply; such statements and related schedules and Notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto), in all material respects, present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company.

                 (s) Each of the Company and the Principal Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") which are required to have been obtained by it prior to the date hereof and which are material to the ownership or leasing and operation of or construction of its respective properties and to the conduct of its business in the manner described in the Prospectus, except for any such permits, the failure of which to have, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Principal Subsidiaries, taken as a whole, and subject to such qualifications as may be set forth in the Registration Statement; each of the Company and the Principal Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits required to have been fulfilled and performed prior to the date hereof and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Registration Statement; and, except as described in the Registration Statement, such permits do not materially interfere with the use or operation of the electric power generation facilities of the Principal Subsidiaries as currently used or operated or as contemplated to be used or operated.

                 (t) Each of the AES Beaver Valley, the AES Deepwater, the AES Placerita, the AES Shady Point, the AES Barbers Point and the AES Thames facilities (each as defined in the Registration Statement) is a "qualifying cogeneration facility" under the Federal Power Act ("FPA"), as amended by Section 201 of the Public Utility Regulatory Policies Act of 1978 ("PURPA") and the FERC's regulations promulgated thereunder, and each such facility's current use, operation and ownership are consistent with such facility's status as a "qualifying cogeneration facility".

                 (u) None of the Trust, the Company or any of the Principal Subsidiaries is (i) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or a "public utility company" under Section 2(a) of the Public Utility Holding Company Act of 1935 ("PUHCA"), except that the Company and its subsidiary in the United Kingdom, Applied Energy Services Electric Limited, are exempt holding companies under Section 3(a)(5) of PUHCA by order of the Commission, (ii) subject to regulation under the FPA, other than as contemplated by 18 C.F.R. Section 292.601(c), or (iii) except as described in the Registration Statement (other than contained in the exhibits thereto), subject to regulation by any state law with respect to rates or the financial or organizational regulation of electric utilities.

                 (v) Neither the Trust nor the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (w) Except as set forth in the Registration Statement, each of the Company, each Principal Subsidiary, and any other subsidiary or entity which the Company may be deemed to operate (together with the Principal Subsidiaries, the "Subsidiaries") is in compliance with all applicable foreign, federal, state and local environmental (including, without limitation, the Comprehensive Environmental Response, Compensation & Liability Act of 1980, as amended), safety or similar law, rule and regulation, and there are no costs or liabilities associated with any such law, rule or regulation, except for any such noncompliances, costs or liabilities which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                 (x) The Trust and the Company have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                 7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (other than that part of the Registration Statement that constitutes the Form T-1) or the Prospectus (as amended or supplemented if the Trust and the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments.

           (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by __________________ and that all such fees and expenses shall be
reimbursed as they are incurred).   The Company shall not be liable for any
settlement of any such action effected without the written consent of the Company but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

           (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless (i) the Trust, the Trustees, its officers who sign the Registration Statement and any person controlling the Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each such case to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto. In case any action shall be brought against the Trust, the Trustees, its officers who sign the Registration Statement or any person controlling the Trust or against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus or any amendment or supplement thereto and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Trust, the Trustees, its officers who sign the Registration Statement and any person controlling the Trust, the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

           (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust, the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust, the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Trust, the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged
omission.   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

               8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Securities under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best of the Company's knowledge, contemplated by the Commission.

               (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to any of the Company's or the Trust's securities or to any securities of any other AES Trust that is organized in substantially the form of, and for substantially the same purpose as, the Trust and whose common equity capital is wholly owned by the Company or any subsidiary, by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

            (d) (i) Since the date of the latest balance sheet included in the Registration Statement, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company and the Principal Subsidiaries, taken as a whole, from that described in the Registration Statement, (ii) since the date of the latest balance sheet included in the Registration Statement there shall not have been any material change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement,
         (iii) the Trust and the Company shall have no liability or obligation, direct or contingent, which is material to the Trust, the Company and the Principal Subsidiaries, taken as a whole, other than those reflected in the Registration Statement and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by such executive officers of the Company as you may designate, and such other certificates of executive officers and key personnel of the Principal Subsidiaries as you may specify confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this
         Section 8.

               (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of William R. Luraschi, General Counsel of AES, to the effect that:

                       (i) the Company and each of the Principal Subsidiaries
               has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own its properties;

                      (ii) the Company and each of the Principal Subsidiaries
               is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and the Principal Subsidiaries, taken as a whole;

                     (iii) except as set forth in the Registration Statement or otherwise set forth on Annex I, all of the outstanding shares of capital stock of, or other ownership interests in, the Principal Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned of record, and to the knowledge of such counsel, after due inquiry, beneficially, by the Company or the Principal Subsidiary as set forth in such opinion; and such counsel, after due inquiry, is not aware of any security interest, claim, lien, encumbrance or adverse interest of any nature on such shares or other ownership interests except as set forth in the Registration Statement or in Annex I;

                      (iv) the Company is not in violation of its Restated
               Certificate of Incorporation or in violation of its By-laws and none of the Principal Subsidiaries is in violation of its respective charter or, except for any such violations which would not have a material adverse effect on the Trust, the Company and its subsidiaries taken as a whole;

                      (v) the execution, delivery and performance of this Agreement, the Indenture, Debentures, Guarantee and Declaration by the Company, compliance by the Trust and the Company with all the provisions hereof and thereof, issuance of the Securities and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Declaration, charter or by-laws of the Trust, the Company or any of the Principal Subsidiaries or any agreement, indenture or other instrument known to such counsel, to which the Trust, the Company or any of the Principal Subsidiaries is a party or by which the Trust, the Company or any of the Principal Subsidiaries or their respective properties are bound that is material to the Trust, the Company and its Principal Subsidiaries, taken as a whole, or violate or conflict with any laws, administrative regulations or rulings or court decrees known to such counsel, after due inquiry, applicable to the Trust, the Company or any of the Principal Subsidiaries or their respective properties;

                     (vi) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Trust, the Company or any of the Principal Subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                    (vii) each of the applicable Principal Subsidiaries has obtained all permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") which are required to have been obtained by it prior to the date hereof and which are material to the construction, ownership or leasing and operation of each of the Principal Subsidiaries, as the case may be, as contemplated by the Registration Statement, except for any such permits, the failure to have obtained which, individually or in the aggregate would not have a material adverse effect on the business, financial condition or results of operations of the Trust, the Company and the Principal Subsidiaries, taken as a whole, and subject to such qualifications as may be set forth in the Registration Statement, and all such permits are in full force and effect; and such counsel has no reason to believe that any other permits which may be material to the construction, ownership or leasing and operation of such facilities will not be obtained in due course;

                   (viii) each of the AES Beaver Valley, the AES Deepwater, the AES Placerita, the AES Shady Point, the AES Barbers Point and the AES Thames facilities is a "qualifying cogeneration facility" under the FPA, as amended by Section 201 of PURPA and the FERC regulations promulgated thereunder, and, to the best of such counsel's knowledge, after due inquiry, each such facility's current use, operation and ownership are consistent with such facility's status as a "qualifying cogeneration facility";

                     (ix) none of the Trust, the Company nor any of the Principal Subsidiaries is (i) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a subsidiary or holding company or a "public utility company" under Section 2(a) of PUHCA, except that the Company and its subsidiary in the United Kingdom, Applied Energy Services Electric Limited, are exempt holding companies under Section 3(a)(5) of PUHCA by order of the Commission, (ii) subject to regulation under the FPA, other than as contemplated by 18 C.F.R. Section 292.601(c), or (iii) except as described in the Registration Statement, subject to regulation under any state law with respect to the rates or the financial or organizational regulation of electric utilities; and

                     (x) neither the Trust nor the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Davis Polk & Wardwell, counsel for the Company, to the effect that:

                       (i) the Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust as set forth in the Prospectus, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability;

                      (ii) this Agreement has been duly authorized, executed
               and delivered by the Company and is a valid and binding agreement of the Company (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                     (iii) the Indenture and the Guarantee have been duly
               qualified under the Trust Indenture Act, and the Indenture, Declaration and Guarantee have been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the respective Trustees) are valid and binding agreements of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and be equitable principles of general applicability;

                      (iv) the Securities conform as to legal matters to the description thereof contained in the Registration Statement and the Prospectus;

                       (v) the Registration Statement has become effective
               under the Securities Act (assuming compliance with clause (2) of Rule 462(b) in the case of the Additional Registration Statement) and, to the best of such counsel's knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

                      (vi) the statements under the captions "____________" in
               the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings specifically referred to therein, fairly present all the material information called for with respect to such legal matters, documents or proceedings;

                     (vii) except for the order of the Commission making the
               Registration Statement effective and permits and similar authorizations required under the securities or Blue Sky laws of certain states, no consent, approval, authorization or other order of any regulatory body, administrative agency or other governmental body is legally required for the valid issuance and sale of [the Securities to the Underwriters as contemplated by this Agreement or the public offering of the Securities contemplated by the Prospectus]; and

                    (viii) the Registration Statement and the Prospectus and
               any supplement or amendment thereto (except for financial statements and other financial and statistical information therein as to which no opinion need be expressed) comply as to form in all material respects with the Securities Act.

               In addition, Davis Polk & Wardwell will deliver a separate letter to the effect that such counsel has participated in conferences with directors, officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences the contents of the Registration Statement and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, except as specified, no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement (other than any financial statements or other financial or statistical information therein and that part of the Registration Statement that constitutes the Form T-1 as to which no opinion is expressed) at its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date or the Closing Date (other than any financial statements or other financial or statistical information therein as to which no opinion is expressed), contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               In rendering their opinions above, Davis Polk & Wardwell may rely as to factual matters on such certificates of the Company's officers or of governmental officials as they may deem relevant or necessary for such opinions and as to matters governed by other than federal or New York law or by the General Corporation Law of Delaware on opinions of local counsel.

                In addition, Mr. Luraschi will deliver a separate letter to the effect that such counsel has participated in conferences with directors, officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences the contents of the Registration Statement and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, except as specified, no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement (other than any financial statements or other financial or statistical information therein and that part of the Registration Statement that constitutes the Form T-1 as to which no opinion is expressed) at its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date or the Closing Date (other than any financial statements or other financial or statistical information therein as to which no opinion is expressed), contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               In rendering the opinions above, Mr. Luraschi may rely as to factual matters on such certificates of the Company's officers or of governmental officials as he may deem relevant or necessary for such opinions and as to matters governed by other than federal or New York law or by the General Corporation Law of Delaware on opinions of local counsel.

                (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of ___________, counsel for the Underwriters, as to the matters referred to in clauses (i), (ii), (iii), (vi) (but only with respect to the statements under the captions "Description of __________" and "Underwriting") and (viii) of the foregoing paragraph (f).

               With respect to subparagraph (viii) of paragraph (f) above and the final subparagraph of this paragraph (g), __________ may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but is without independent check or verification except as specified.

               In addition, Davis Polk & Wardwell will opine to the effect that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences the contents of the Registration Statement and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, except as specified, no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement (other than any financial statements or other financial or statistical information therein and that part of the Registration Statement that constitutes the Form T-1 as to which no opinion is expressed) at its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date or the Closing Date (other than any financial statements or other financial or statistical information therein as to which no opinion is expressed), contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date of Richards, Layton & Finger, special counsel for the Trust, to the effect that:

                    (i) the Trust has been duly created and is validly
               existing in good standing as a business trust under the Delaware Act and under the Declaration and the Delaware Act has the business trust power and authority to conduct its business as described in the Registration Statement and Prospectus;

                   (ii) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Declaration is a legal, valid and binding agreement of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally and
               (b) principles of equity, including applicable laws relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law);

                  (iii) under the Declaration and the Delaware Act, the execution and delivery of this Agreement by the Trust, and the performance by the Trust of its obligations hereunder, have been duly authorized by all business trust action on the part of the Trust;

                   (iv) the Trust Securities have been duly authorized by the Declaration and (x) when the Securities are issued in accordance with the terms of this Agreement and delivered to and paid for by the Underwriters and (y) the Common Securities are issued against payment therefor as provided in the Declaration, such Trust Securities will be duly and validly issued and, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of Trust Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                    (v) under the Declaration and the Delaware Act, the issuance of the Trust Securities is not subject to preemptive rights; and

                    (vi) the statements in the Prospectus under the caption "_____________________" insofar as such statements constitute a summary of legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents.

         In rendering such opinion, such counsel may note that holders of Trust Securities may be obligated, pursuant to the Declaration, to
         (i) provide indemnity and security in connection with and pay taxes or other governmental charges arising from transfers of certificates for Trust Securities and the issuance of replacement certificates for Trust Securities, (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration and (iii) undertake as a party litigant to pay costs in any suit for the enforcement of any right or remedy under the Declaration or against the Property Trustee, to the extent provided in the Declaration. In rendering such opinion such counsel may also note that the Company, in its capacity as Sponsor and not in its capacity as a holder, has undertaken certain payment obligations as set forth in the Declaration.

                (i) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Deloitte & Touche, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Deloitte & Touche on the date of this Agreement.

                (j) The Company and the Trust shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Trust at or prior to the Closing Date.

             9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

               This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company, any Principal Subsidiary or the earnings, affairs, or business prospects of the Company or any Principal Subsidiary, whether or not arising in the ordinary course of business, which would, in your reasonable judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States or elsewhere would, in your reasonable judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable judgment materially and adversely affects, or will materially and adversely affect, the business or operations of the Company,
(v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable judgment has a material adverse effect on the financial markets in the United States.

               If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate Firm Securities or Additional Securities, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Securities to be purchased by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Securities set forth opposite its name in Schedule I bears to the aggregate number of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Securities or Additional Securities, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Securities or Additional Securities, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Firm Securities or Additional Securities, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased on such date by all Underwriters in the event of a default by a Underwriter and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or on an Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

            10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Trust, to AES
Trust, [               ], c/o The AES Corporation, 1001 N. 19th Street,
Arlington, Virginia 22209, Attention: General Counsel; (b) if to the Company, to The AES Corporation, 1001 N. 19th Street, Arlington, Virginia 22209,
Attention: General Counsel and (C) if to any Underwriter or to you, to you c/o ____________________________, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

               The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors of the Trust, the Trustee and its officers and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company or by or on behalf of the Trust, the Trustees or the officers or any controlling person of the Trust, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

               If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

               Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Trust, the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

               This Agreement shall be governed and construed in accordance with the laws of the State of New York.

               This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

               Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the Underwriters.


                                 Very truly yours,

                                 AES TRUST [_______],
                                   a Delaware statutory business trust

                                 By: THE AES CORPORATION,
                                    as Sponsor


                                 By: ____________________________________
                                     Title:


                                 THE AES CORPORATION


                                 By: ____________________________________
                                     Title:

Acting severally on behalf of
itself and the several Underwriters
named above

By: _____________________________






                                  SCHEDULE I



                                                     Number of Firm Securities
   Underwriters                                           to be Purchased
   ------------                                      -------------------------


                                                            -------------
                 Total...........................           $
                                                            =============



                                    Annex I

                            Principal Subsidiaries



                                   Ownership                Security
        Name                       Interest                 Interest
        ----                      -----------              ----------